UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): September 25, 2007

Bay National Corporation
(Exact name of registrant as specified in its charter)

Maryland	000-51765		52-2176710
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2328 West Joppa Road, Lutherville, Maryland		21093
(Address of principal executive offices)		Zip Code)

(410) 494-2580
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.                                         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)              The Board of Directors of the Company adopted amendments to Article V of the Company’s Bylaws (the “Bylaws”), effective September 25, 2007, to clarify that the Company may issue uncertificated shares.  The ability to issue uncertificated shares is required in order for the Company to be eligible to participate in the Direct Registration System, which allows investors to have securities registered in their names without the issuance of physical stock certificates.  NASDAQ Stock Market rules require that the Company be eligible to participate in the Direct Registration System by January 1, 2008.

The full text of the Bylaws, as amended and restated, is filed as Exhibit 3.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

3.1  Bylaws of Bay National Corporation, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY NATIONAL CORPORATION

Date: September 25, 2007	By:	/s/ Hugh W. Mohler
Hugh W. Mohler, President

EXHIBIT INDEX

3.1  Bylaws of Bay National Corporation, as amended and restated.